S&T Bancorp, Inc. Consolidated Selected Financial Data December 31, 2009 (Dollars in thousands, except per share data)									Page 1 of 3
	2008				2009				Twelve months ended
	March	June	September	December	March	June	September	December	December	December
For the period:	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	2009	2008

Interest Income	$50,458	$50,433	$57,416	$57,811	$50,424	$49,226	$48,310	$47,126	$195,087	$216,118
Interest Expense	19,909	16,791	18,245	17,226	14,279	12,677	11,477	10,671	49,105	72,171
Net Interest Income	30,549	33,642	39,171	40,585	36,145	36,549	36,833	36,455	145,982	143,947
Taxable Equivalent Adjustment	1,148	1,227	1,385	1,388	1,334	1,311	1,284	1,274	5,202	5,147
Net Interest Income (FTE)	31,697	34,869	40,556	41,973	37,479	37,860	38,117	37,729	151,184	149,094
Provision For Loan Losses	1,279	(118)	6,156	5,561	21,389	32,184	8,382	10,399	72,354	12,878
Net Interest Income After Provisions (FTE)	30,418	34,987	34,400	36,412	16,090	5,676	29,735	27,330	78,830	136,216

Security Gains and Losses, Net	611	(1,829)	(341)	(92)	(1,246)	(1,296)	(2,059)	(487)	(5,088)	(1,651)

Service Charges and Fees	2,402	2,754	3,599	3,567	3,056	3,232	3,305	3,349	12,942	12,322
Wealth Management	1,862	1,907	2,118	2,081	1,743	1,912	1,920	1,924	7,500	7,967
Insurance	1,997	2,042	2,073	1,984	1,862	1,985	2,020	1,884	7,751	8,096
Other	2,638	3,100	2,811	2,168	3,601	4,624	3,038	4,213	15,475	10,718
Total Noninterest Income	8,899	9,803	10,601	9,800	10,262	11,753	10,283	11,370	43,668	39,103

Salaries and Employee Benefits	10,060	10,514	11,725	10,409	11,655	12,698	12,284	12,211	48,848	42,708
Occupancy and Equip. Expense, Net	2,660	2,636	2,761	2,838	3,082	3,023	2,882	2,898	11,886	10,895
Data Processing Expense	1,071	1,668	1,365	1,384	1,468	1,542	1,565	1,473	6,048	5,488
FDIC Expense	75	74	131	129	1,941	3,447	1,526	1,475	8,388	409
Other	4,089	7,492	6,358	6,363	7,292	12,052	6,582	7,031	32,956	24,301
Total Noninterest Expense	17,955	22,384	22,340	21,123	25,438	32,762	24,839	25,088	108,126	83,801

Income (Loss) Before Taxes	21,973	20,577	22,320	24,997	(332)	(16,629)	13,120	13,125	9,284	89,867
Taxable Equivalent Adjustment	1,148	1,227	1,385	1,388	1,334	1,311	1,284	1,274	5,202	5,147
Applicable Income Taxes	5,969	5,489	5,249	7,809	176	(9,284)	2,578	2,660	(3,869)	24,517
Net Income (Loss)	14,856	13,861	15,686	15,800	(1,842)	(8,656)	9,258	9,191	7,951	60,203
Preferred Stock Dividends	-	-	-	-	1,283	1,541	1,543	1,545	5,913	-
Net Income (Loss) Available to Common Shareholders	$14,856	$13,861	$15,686	$15,800	($3,125)	($10,197)	$7,715	$7,646	$2,038	$60,203

Per Common Share Data:
Shares Outstanding at End of Period	24,615,136	27,408,633	27,588,510	27,632,928	27,637,317	27,654,530	27,684,807	27,746,554	27,746,554	27,632,928
Average Shares Outstanding - Diluted	24,680,484	25,503,920	27,602,216	27,722,550	27,637,292	27,650,937	27,716,134	27,701,846	27,658,861	26,384,309
Net Income (Loss) - Diluted	$0.60	$0.54	$0.57	$0.57	($0.11)	($0.37)	$0.28	$0.28	$0.07	$2.28
Dividends Declared	$0.31	$0.31	$0.31	$0.31	$0.31	$0.15	$0.15	$0.00	$0.61	$1.24
Common Book Value	$14.18	$16.00	$16.34	$16.24	$16.01	$15.48	$15.77	$16.14	$16.14	$16.24
Tangible Common Book Value (5)	$12.04	$9.52	$9.97	$9.87	$9.68	$9.17	$9.44	$9.85	$9.85	$9.87
Market Value	$32.17	$29.06	$36.83	$35.50	$21.21	$12.16	$12.96	$17.01	$17.01	$35.50

S&T Bancorp, Inc. Consolidated Selected Financial Data December 31, 2009 (Dollars in thousands)							Page 2 of 3
	2008				2009
	March	June	September	December	March	June	September	December
Asset Quality Data	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q

Nonaccrual Loans and Nonperforming Loans	$23,212	$15,959	$32,793	$42,466	$92,047	$71,433	$86,454	$90,807
Assets Acquired through Foreclosure or Repossession	630	1,884	1,111	851	1,452	2,262	4,745	4,607
Nonperforming Assets	23,842	17,843	33,904	43,317	93,499	73,695	91,199	95,414
Allowance for Loan Losses	35,717	38,796	43,235	42,689	59,847	57,875	60,880	59,580
Nonperforming Loans / Loans	0.81%	0.46%	0.92%	1.19%	2.62%	2.06%	2.51%	2.67%
Allowance for Loan Losses / Loans	1.25%	1.12%	1.21%	1.20%	1.70%	1.67%	1.77%	1.75%
Allowance for Loan Losses / Nonperforming Loans	154%	243%	132%	101%	65%	81%	70%	66%
Net Loan Charge-offs (Recoveries)	(94)	2,224	1,717	6,107	4,231	34,156	5,376	11,699
Net Loan Charge-offs (Recoveries) (annualized)/Average Loans	-0.01%	0.29%	0.20%	0.68%	0.49%	3.91%	0.62%	1.36%

Balance Sheet (Period-End)

Assets	$3,463,806	$4,353,568	$4,461,085	$4,438,368	$4,314,540	$4,243,876	$4,208,224	$4,170,475
Earning Assets	3,212,919	3,934,187	4,075,431	4,044,970	3,948,774	3,868,782	3,836,327	3,782,809
Securities	362,053	466,524	496,844	476,255	429,919	409,011	389,980	378,402
Loans, Gross	2,850,866	3,467,663	3,578,587	3,568,716	3,518,855	3,459,771	3,446,347	3,404,407
Total Deposits	2,605,187	3,114,560	3,131,882	3,228,416	3,244,197	3,155,852	3,279,784	3,304,542
Non-Interest Bearing Deposits	471,040	593,339	600,246	600,282	625,325	629,967	673,863	712,121
NOW, Money Market & Savings	1,203,833	1,325,755	1,280,816	1,334,324	1,264,407	1,170,573	1,212,073	1,302,051
CD's $100,000 and over	250,489	329,087	353,167	377,748	422,841	403,694	472,736	411,901
Other Time Deposits	679,825	866,379	897,653	916,062	931,624	951,618	921,112	878,469
Short-term Borrowings	211,391	472,045	552,505	421,894	225,898	291,763	143,980	96,235
Long-term Debt	246,403	281,163	280,921	270,950	232,282	207,028	186,772	176,513
Shareholders' Equity	349,073	438,499	450,717	448,694	547,276	533,094	541,682	553,318

Balance Sheet (Daily Averages)

Assets	$3,407,665	$3,701,389	$4,346,481	$4,419,465	$4,360,166	$4,304,406	$4,207,966	$4,167,295
Earning Assets	3,198,279	3,434,268	3,961,327	4,042,118	3,980,258	3,935,389	3,836,806	3,798,477
Securities	369,400	386,243	472,293	490,754	445,150	427,285	397,106	385,966
Loans, Gross	2,828,762	3,048,024	3,488,843	3,551,179	3,534,064	3,508,104	3,439,700	3,412,510
Deposits	2,579,321	2,712,198	3,086,428	3,205,711	3,251,587	3,220,761	3,251,265	3,271,199
Shareholders' Equity	345,939	377,160	447,941	458,600	542,240	549,968	540,153	545,787

S&T Bancorp, Inc. Consolidated Selected Financial Data December 31, 2009 (Dollars in thousands, except per share data)									Page 3 of 3
	2008				2009				Year-to-date
	March	June	September	December	March	June	September	December	December	December
Profitability Ratios (annualized)	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	2009	2008
Common Return on Average Assets	1.75%	1.51%	1.44%	1.42%	-0.29%	-0.95%	0.73%	0.73%	0.05%	1.52%
Common Return on Average Tangible Common Assets (6)	1.78%	1.54%	1.50%	1.48%	-0.30%	-0.99%	0.76%	0.76%	0.05%	1.57%
Common Return on Average Shareholders' Equity	17.27%	14.78%	13.93%	13.71%	-2.34%	-7.44%	5.67%	5.56%	0.37%	14.77%
Common Return on Average Tangible Common Equity(7)	20.37%	19.17%	22.95%	22.32%	-4.53%	-15.13%	11.75%	11.42%	0.76%	21.27%
Yield on Earning Assets (FTE)	6.49%	6.05%	5.92%	5.83%	5.27%	5.16%	5.14%	5.06%	5.16%	6.05%
Cost of Interest Bearing Funds	3.10%	2.43%	2.23%	2.06%	1.82%	1.65%	1.53%	1.46%	1.62%	2.41%
Net Interest Margin (FTE)(4)	3.99%	4.08%	4.07%	4.13%	3.82%	3.86%	3.94%	3.94%	3.89%	4.07%
Efficiency Ratio (FTE)(1)	44.23%	50.11%	43.67%	40.80%	53.28%	66.04%	51.32%	51.10%	55.49%	44.53%

Capitalization Ratios
Dividends Paid to Net Income	51.23%	55.05%	54.17%	54.13%	-273.87%	-84.02%	53.77%	54.31%
Common Equity to Assets (8)	10.08%	10.07%	10.10%	10.11%	10.26%	10.09%	10.37%	10.74%
Leverage Ratio (2)	9.28%	8.05%	7.15%	7.30%	9.73%	9.56%	9.92%	10.26%
Risk Based Capital - Tier I (3)	10.29%	7.99%	8.23%	8.65%	11.58%	11.33%	11.57%	12.10%
Risk Based Capital - Tier II (3)	12.46%	11.12%	11.40%	11.82%	14.82%	14.60%	14.86%	15.43%
Tangible Common Equity/Tangible Assets (8)	8.69%	6.25%	6.42%	6.41%	6.46%	6.23%	6.48%	6.84%

Definitions and reconciliation of GAAP to non-GAAP financial measures:
(1) Recurring non-interest expense dividend by recurring non-interest income plus net interest income, on a fully taxable equivalent basis.
(2) Equity less goodwill to total assets and allowance for loan losses.
(3) Effective October 1, 1998, banking regulators require financial institutions to include 45% of the pretax net unrealized holding gains on available for sale equity securities in Tier 2 capital.
(4) Net interest income, on a fully taxable equivalent basis, annualized divided by quarter-to-date average earning assets.

(5) Tangible Common Book Value
Common book value (GAAP basis)	$14.18	$16.00	$16.34	$16.24	$16.01	$15.48	$15.77	$16.14	$16.14	$16.24
Effect of excluding intangible assets	(2.14)	(6.48)	(6.37)	(6.37)	(6.33)	(6.31)	(6.33)	(6.29)	(6.29)	(6.37)
Tangible common book value	$12.04	$9.52	$9.97	$9.87	$9.68	$9.17	$9.44	$9.85	$9.85	$9.87
(6) Common Return on Average Tangible Common Assets
Common return on average assets (GAAP basis)	1.75%	1.51%	1.44%	1.42%	-0.29%	-0.95%	0.73%	0.73%	0.05%	1.52%
Effect of excluding intangible assets	0.03%	0.03%	0.06%	0.06%	-0.01%	-0.04%	0.03%	0.03%	-	0.05%
Common return on average tangible common assets	1.78%	1.54%	1.50%	1.48%	-0.30%	-0.99%	0.76%	0.76%	0.05%	1.57%
(7) Common Return on Average Tangible Common Equity
Common return on average equity (GAAP basis)	17.27%	14.78%	13.93%	13.71%	-2.34%	-7.44%	5.67%	5.56%	0.37%	14.77%
Effect of excluding intangible assets	3.10%	4.39%	9.02%	8.61%	-1.08%	-4.23%	3.38%	3.24%	0.21%	6.50%
Effect of excluding preferred stock	-	-	-	-	-1.11%	-3.46%	2.70%	2.62%	0.18%	-
Common return on average tangible common equity	20.37%	19.17%	22.95%	22.32%	-4.53%	-15.13%	11.75%	11.42%	0.76%	21.27%
(8) Tangible Common Equity / Tangible Assets
Common equity / Assets (GAAP basis)	10.08%	10.07%	10.10%	10.11%	10.26%	10.09%	10.37%	10.74%
Effect of excluding intangible assets	-1.39%	-3.82%	-3.68%	-3.70%	-3.80%	-3.86%	-3.89%	-3.90%
Tangible common equity / Tangible assets	8.69%	6.25%	6.42%	6.41%	6.46%	6.23%	6.48%	6.84%